EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
EARNINGS PER SHARE
EARNINGS PER SHARE
The following table sets forth the computation of basic and diluted earnings (loss) per share attributable to IAC shareholders.

	Years Ended December 31,
	2012		2011		2010
	Basic	Diluted	Basic	Diluted	Basic	Diluted
	(In thousands, except per share data)
Numerator:
Earnings (loss) from continuing operations	$169,847	$169,847	$175,569	$175,569	$(9,393)	$(9,393)
Net (earnings) loss attributable to noncontrolling interests	(1,530)	(1,530)	2,656	2,656	5,007	5,007
Earnings (loss) from continuing operations attributable to IAC shareholders	168,317	168,317	178,225	178,225	(4,386)	(4,386)
(Loss) earnings from discontinued operations attributable to IAC shareholders(a)	(9,051)	(9,051)	(3,992)	(3,992)	103,745	103,745
Net earnings attributable to IAC shareholders	$159,266	$159,266	$174,233	$174,233	$99,359	$99,359
Denominator:
Weighted average basic shares outstanding	86,247	86,247	86,755	86,755	106,274	106,274
Dilutive securities including stock options, warrants and RSUs(b)(c)(d)	—	6,842	—	7,566	—	—
Denominator for earnings per share—weighted average shares(b)(c)(d)	86,247	93,089	86,755	94,321	106,274	106,274
Earnings (loss) per share attributable to IAC shareholders:
Earnings (loss) per share from continuing operations	$1.95	$1.81	$2.05	$1.89	$(0.04)	$(0.04)
Discontinued operations	(0.10)	(0.10)	(0.04)	(0.04)	0.97	0.97
Earnings per share	$1.85	$1.71	$2.01	$1.85	$0.93	$0.93
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(a)	Amounts in 2010 include the gain on the Liberty Exchange.

(b)
If the effect is dilutive, weighted average common shares outstanding include the incremental shares that would be issued upon the assumed exercise of stock options and warrants and vesting of restricted stock units ("RSUs") and performance-based stock units ("PSUs"). At December 31, 2012, there are no warrants outstanding. For the years ended December 31, 2012 and 2011, approximately 0.8 million and 1.0 million shares, respectively, related to potentially dilutive securities are excluded from the calculation of diluted earnings per share because their inclusion would have been anti-dilutive.

(c)
For the year ended December 31, 2010, the Company has a loss from continuing operations and as a result, no potentially dilutive securities are included in the denominator for computing diluted earnings per share because the impact would have been anti-dilutive. Accordingly, the weighted average basic shares outstanding are used to compute all earnings per share amounts. For the year ended December 31, 2010, approximately 36.3 million shares related to potentially dilutive securities are excluded from the calculation of diluted earnings per share because their inclusion would have been anti-dilutive.

(d)
Prior to 2012, no PSUs are included in diluted earnings per share. During 2012, there are approximately 2.7 million PSUs included in the calculation of diluted earnings per share, as their performance conditions have been met. For the years ended December 31, 2012, 2011 and 2010 approximately 0.1 million, 3.1 million and 2.9 million PSUs are excluded from the calculation of diluted earnings per share.